UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

212 Guilbeau Road Lafayette, Louisiana (Address of principal executive offices)	70506 (Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2017, ARC Group, Inc. (the “Company”) and Blue Victory Holdings, Inc., a Nevada corporation (“Blue Victory”), entered into an amendment (the “Amendment”) to that certain Loan Agreement, dated September 13, 2013, pursuant to which Blue Victory had extended a line of credit facility to Borrower for up to $1,000,000 (the “Credit Facility”). Under the terms of the Amendment, the Company and Blue Victory agreed to reduce the maximum amount of funds available under the Credit Facility from $1,000,000 to $50,000.

Pursuant to the terms of the Amendment, the promissory note, dated September 13, 2013, that was issued by the Company to Blue Victory to evidence the obligation of the Company to pay the outstanding balance of the Credit Facility, was terminated in its entirety. The obligation of the Company to pay any future outstanding balance of the Credit Facility has been evidenced by a new promissory note that has been issued by the Company to Blue Victory (the “Promissory Note”).

Seenu G. Kasturi owns approximately 13.8% of the Company’s issued and outstanding shares of common stock. In addition, Mr. Kasturi serves as the Chief Executive Officer, Treasurer and Secretary, and as the sole member of the board of directors, of Blue Victory, and owns 90% of the equity interests in Blue Victory. Fred D. Alexander serves as a member of the Company’s board of directors and as an executive officer of Blue Victory. Mr. Kasturi also serves as the President, Treasurer and Secretary of, and is the sole member of, DWG Acquisitions, LLC, a Louisiana limited liability company (“DWG Acquisitions”), and Raceland QSR, LLC, a Louisiana limited liability company (“Raceland QSR”), and owns all of the equity interests in DWG Acquisitions and Raceland QSR. DWG Acquisitions currently owns and operates six of the Company’s 22 franchised restaurants, and Raceland QSR is the landlord for the Company-owned restaurant located at 6055 Youngerman Circle in Argyle Village in Jacksonville, Florida.

The foregoing description of the Amendment and the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Promissory Note attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Loan Agreement, dated March 24, 2017, by and between ARC Group, Inc. and Blue Victory Holdings, Inc.

10.2	Promissory Note, dated March 24, 2017, issued by ARC Group, Inc. in favor of Blue Victory Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: March 30, 2017	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Loan Agreement, dated March 24, 2017, by and between ARC Group, Inc. and Blue Victory Holdings, Inc.

10.2	Promissory Note, dated March 24, 2017, issued by ARC Group, Inc. in favor of Blue Victory Holdings, Inc.